UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 21, 2020

PACIFIC DRILLING S.A.

(Exact name of registrant as specified in its charter)

Grand Duchy of Luxembourg	001-35345	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
8-10, Avenue de la Gare L-1610 Luxembourg		Not Applicable
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +352 27 85 81 35

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, par value $0.01 per share	PACDQ	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.03.Bankruptcy or Receivership.

As previously disclosed, on October 30, 2020, Pacific Drilling S.A. and certain of its direct and indirect wholly owned subsidiaries (collectively, the “Company,” “we,” “us” or “our”) filed voluntary petitions for reorganization (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”).

On December 21, 2020, the Bankruptcy Court issued a written order in the Chapter 11 Cases (the “Confirmation Order”), pursuant to Section 1129 of the Bankruptcy Code, confirming the Company’s First Amended Joint Plan of Reorganization (the “Plan”).

The Company anticipates that the effective date of the Plan (as defined in the Plan, the “Effective Date”) will occur, and the transactions contemplated by the Plan will be consummated, as soon as all conditions precedent to the Plan have been satisfied or waived. Although the Company has targeted an Effective Date that would occur by the end of 2020, the Company gives no assurance as to when, or ultimately if, the Plan will become effective. It is also possible that modifications could be made to the Plan pursuant to Section 1127 of the Bankruptcy Code.

The following is a summary of the material features of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. The summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, which are attached as Exhibits 2.1 and 99.1, respectively, and incorporated herein by reference. Capitalized terms used but not defined in this report have the meanings ascribed to them in the Plan.

The Plan and Treatment of Claims and Interests

Reorganization Transactions

On the Effective Date, the Plan provides that (the “Restructuring”):

1.	the parent company, Pacific Drilling S.A. (“PDSA”) will transfer all of its outstanding ownership interests in its sole direct, wholly owned subsidiary, Pacific Drilling Company LLC (“NewCo” or the “reorganized Company”) to the holders of PDSA’s currently outstanding 8.375% First Lien Notes due 2023 (the “First Lien Notes”) and currently outstanding 11.000% / 12.000% Second Lien PIK Notes due 2024 (the “Second Lien PIK Notes” and, together with the First Lien Notes, the “Notes”), leaving PDSA with no material assets;

2.	NewCo will issue (a) new equity to holders of the Notes and (b) new warrants to purchase equity to holders of the Second Lien PIK Notes and the Notes will be cancelled; and

3.	all of PDSA’s outstanding common shares, which have been found by the Bankruptcy Court in the Chapter 11 Cases to have no value, will either be (a) transferred to a direct or indirect non-Debtor subsidiary of NewCo (the “Sole Owner”), as a result of which PDSA will become an indirect wholly owned subsidiary of NewCo, or (b) transferred to an estate representative, after which PDSA will be dissolved or liquidated.

Any new securities to be issued pursuant to the Restructuring will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, but will be issued pursuant to an exemption from such registration provided in Section 1145 of the Bankruptcy Code or another exemption from registration under the Securities Act. This report does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein, nor is this report a solicitation of consents to or votes to accept any Chapter 11 plan of reorganization.

Exit Facility

On the Effective Date, subject to satisfaction of certain conditions, the reorganized Company will enter into a new senior secured delayed draw term loan credit facility in the aggregate principal amount of up to $80 million (the “Exit Facility”), which is expected to be secured by first priority liens on all Collateral (as defined in the Plan), on terms consistent with the previously disclosed Restructuring Support Agreement and Backstop Commitment Agreement and as set forth in the Plan.

Management Incentive Plan

On the Effective Date, in accordance with the terms of the Plan, the reorganized Company will reserve up to 8% of New PDC Equity (as defined below) which may be granted, if at all, in the amount and the form as determined by the board of managers in the future, which may include options, restricted stock, restricted stock units, warrants, or any combination thereof for grant to management employees and members of the board of managers of the reorganized Company (the “Management Incentive Plan”).

Releases and Exculpations

The Plan provides releases and exculpations for the benefit of the Company, certain of the Company’s creditors, the backstop parties with respect to the Exit Facility, other parties in interest and various parties related thereto, each in their official capacities, from various claims and causes of action, as further set forth in the Plan.

Treatment of Claims or Interests

The Plan contemplates the following treatment of claims against and interests in the Company:

A.	Existing PDSA Equityholders. Holders of beneficial equity interests in PDSA will receive no recovery under the Plan. Pursuant to the Plan, all such equity interests shall be deemed worthless, released, extinguished, and discharged and will either be (a) transferred to the Sole Owner, as a result of which PDSA will become an indirect wholly owned subsidiary of NewCo, or (b) transferred to an estate representative, after which PDSA will be dissolved or liquidated.

B.	General Unsecured Creditors. Holders of general unsecured claims will receive no recovery under the Plan.

C.	Secured Creditors.

i.	First Lien Notes Claims. Each holder of an allowed First Lien Notes claim, on the Effective Date of the Plan, or as soon as reasonably practicable thereafter, in full and final satisfaction, compromise, settlement, release, and discharge of and in exchange for such First Lien Notes claim, will receive its pro rata share of 91.5% of the new equity interests to be issued by NewCo, as reorganized pursuant to the Plan (the “New PDC Equity”), subject to dilution on account of the equity issued, if any, pursuant to the New 2L Warrants (as defined below) and the Management Incentive Plan, and cash sufficient to satisfy any accrued and unpaid indenture trustee fees and expenses pursuant to the First Lien Notes indenture.

ii.	Second Lien PIK Notes Claims. Each holder of an allowed Second Lien PIK Notes claim, on the Effective Date of the Plan, or as soon as reasonably practicable thereafter, in full and final satisfaction, compromise, settlement, release, and discharge of and in exchange for such Second Lien PIK Notes claim, will receive: (i) its pro rata share of 8.5% of the New PDC Equity, subject to dilution on account of the equity issued, if any, pursuant to the Management Incentive Plan and New 2L Warrants; (ii) new 7-year warrants (the “New 2L Warrants”) to purchase its pro rata share of 15% of the New PDC Equity exercisable at a strike price equivalent to an equity value of NewCo, as reorganized pursuant to the Plan, of $750 million; and (iii) cash sufficient to satisfy any accrued and unpaid indenture trustee fees and expenses pursuant to the Second Lien PIK Notes indenture.

Other Share Information

As of December 21, 2020, PDSA had 75,203,391 common shares issued and outstanding. As noted above, such common shares have been found by the Bankruptcy Court in the Chapter 11 Cases to have no value and, on the Effective Date, will either be (a) transferred to the Sole Owner, as a result of which PDSA will become an indirect wholly owned subsidiary of NewCo, or (b) transferred to an estate representative, after which PDSA will be dissolved or liquidated.

As noted above, the reorganized Company will (a) issue the New 2L Warrants and (b) reserve up to 8.0% of New PDC Equity, which may be granted in the future at the discretion of the board of managers pursuant to the Management Incentive Plan. No other shares of the reorganized Company will be reserved for future issuances in respect of claims and interests filed and allowed under the Plan.

Assets and Liabilities

Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, filed with the Securities and Exchange Commission (the “SEC”) on November 6, 2020.

Forward-Looking Statements

Certain statements and information contained in this press release constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and are generally identifiable by their use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “our ability to,” “may,” “plan,” “potential,” “predict,” “project,” “projected,” “should,” “will,” “would,” or other similar words which are not generally historical in nature. The forward-looking statements speak only as of the date hereof, and we undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Our forward-looking statements express our current expectations or forecasts of possible future results or events, including the timing of our expected emergence from our Chapter 11 Cases; the future impact of the COVID-19 pandemic on our business, future financial and operational performance and cash balances; our future liquidity position and future efforts to improve our liquidity position; revenue efficiency levels; market outlook; forecasts of trends; future client contract opportunities; future contract dayrates; our business strategies and plans or objectives of management; estimated duration of client contracts; backlog; expected capital expenditures; projected costs and savings.

Although we believe that the assumptions and expectations reflected in our forward-looking statements are reasonable and made in good faith, these statements are not guarantees, and actual future results may differ materially due to a variety of factors. These statements are subject to a number of risks and uncertainties and are based on a number of judgments and assumptions as of the date such statements are made about future events, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated, projected or implied by us in such statements due to a variety of factors, including if one or more of these risks or uncertainties materialize, or if our underlying assumptions prove incorrect.

Important factors that could cause actual results to differ materially from our expectations include: the time it may take to execute the steps required for us to emerge from our Chapter 11 Cases and any unexpected delays of contingencies that may arise; evolving risks from the COVID-19 outbreak and resulting significant disruption in international economies, and international financial and oil markets, including a substantial decline in the price of oil during 2020, which if sustained would continue to have a material adverse effect on our financial condition, results of operations and cash flow; changes in actual and forecasted worldwide oil and gas supply and demand and prices, and the related impact on demand for our services; the offshore drilling market, including changes in capital expenditures by our clients; rig availability and supply of, and demand for, high-specification drillships and other drilling rigs competing with our fleet; our ability to enter into and negotiate favorable terms for new drilling contracts or extensions of existing drilling contracts; our ability to successfully negotiate and consummate definitive contracts and satisfy other customary conditions with respect to letters of intent and letters of award that the Company receives for our drillships; actual contract commencement dates; possible cancellation, renegotiation, termination or suspension of drilling contracts as a result of mechanical difficulties, performance, market changes or other reasons; costs related to stacking of rigs and costs to reactivate a stacked rig; downtime and other risks associated with offshore rig operations, including unscheduled repairs or maintenance, relocations, severe weather or hurricanes or accidents; our small fleet and reliance on a limited number of clients; our ability to continue as a going concern; the effects of the Chapter 11 Cases on our operations and agreements, including our relationships with employees, regulatory authorities, customers, suppliers, banks and other financing sources, insurance companies and other third parties; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; increased advisory costs to execute the prearranged Plan; the potential adverse effects of the Chapter 11 Cases on our liquidity, results of operations, or business prospects; increased administrative and legal costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process; the potential effects of the delisting of our common shares from trading on the New York Stock Exchange, including how long our common shares will trade on the over-the-counter market; the potential effects of the anticipated suspension by the Company of its reporting obligations to the SEC; and the other risk factors described in our 2019 Annual Report on Form 10-K filed with the SEC on March 12, 2020, as updated by our Quarterly Reports on Form 10-Q as filed with the SEC on May 8, August 7, and November 6, 2020 and subsequent filings with the SEC. These documents are available through our website at www.pacificdrilling.com or through the SEC’s website at www.sec.gov.

The filing of this report (including the exhibits hereto) shall not be deemed an admission as to the materiality of any information included or incorporated herein.

Additional information regarding the Chapter 11 Cases, including the Plan, can be found (i) on the Company’s website at www.pacificdrilling.com/restructuring, (ii) on a website administered by Prime Clerk, at http://cases.primeclerk.com/PacificDrilling2020, or (iii) via our dedicated restructuring information line at: +1 877-930-4314 (toll free) or +1 347-897-4073 (international).

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
2.1	The Company’s First Amended Joint Plan of Reorganization (included in Exhibit 1 to Exhibit 99.1 below).
99.1	Confirmation Order dated December 21, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Drilling S.A.
(Registrant)

Dated: December 28, 2020	By	/s/ Lisa Manget Buchanan
Lisa Manget Buchanan
SVP, General Counsel & Secretary